SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934.


Date of Report (Date of earliest event reported):

                           DECEMBER 28, 1998


                       BUFFALO CAPITAL VI, LTD.
(Exact name of registrant as specified in its charter)

                             Commission File Number:  0-23869

COLORADO                                          84-1434320
(State or other jurisdiction               (I.R.S. Employer
of incorporation or                        Identification No.)
organization)


5001 East Spring Valley Road, Suite 800
Dallas, Texas  7524419
__________________________________________
Address of principal executive offices

Registrant's telephone number: (805)295-8200


7331 S. Meadow Court,
Boulder, CO  80301
________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On December 28, 1998, a change in control of the registrant occurred. On that date, the officers, directors and principal shareholders of the Company, including Grant W. Peck, Dean F.
Sessions, Gary S. Joiner and Mark DiSalvo, along with several other shareholders, sold a total of 4,480,250 shares to a group of purchasers pursuant to the terms of a Stock Purchase Agreement. The shares which were sold constituted approximately 96.98% of the issued and outstanding stock of the registrant as of December 28, 1998, and the total purchase price for such shares was $135,000, which was paid in cash at closing. The consideration used for purchase of the shares was cash of the purchasers.

       The purchasers consisted of a group of persons who acted both on their own behalf and as agents for certain other parties. Following closing under the Stock Purchase Agreement, the principal shareholders of the registrant (i.e. persons owning 5% or more of the issued and outstanding stock) were as follows:

Name and                            Number of            Percent
Address                             Shares               of Class
E-Com Investments,    L.L.C.
Suite 800, East Tower
5001 Spring Valley Road
Dallas, TX 75255                    3,484,250            75.42%

Futurenet, Inc.
26840 Avenue Stanford
Valencia, CA 91355                    460,000             9.96%

       In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed new officers and directors designated by the purchasers. The newly appointed officers and directors are:

Name                         Position
Gina Setlin-Fard             President, Secretary
                                    & Director

Anthony Zuniga               Vice President, Treasurer
                                    & Director

Laurent Masliah              Director

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibit (2) - Stock Purchase Agreement.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       BUFFALO CAPITAL VI, LTD.
                             (Registrant)


April 30, 1999                        /s/ _________________
(Date)                                   (Signature)*
                                      Gina Setlin-Fard,President


*Print name and title of signing officer under signature.

Exhibit (2) -          STOCK PURCHASE AGREEMENT


       Agreement made and entered into as of December 28, 1998, to be effective as of December 1, 1998, among Alan J. Setlin, as Agent, having an address at 28460 Avenue Stanford, Valencia, California
91355, and Donald Saunders, as Agent, having an address at 32251 Peppertree Bend, San Juan Capistrano, California 92675, or their assignees (hereinafter collectively referred to as the "Buyers"), Grant
W. Peck, as Agent, having an address at 7331 S. Meadow Court,
Boulder, Colorado 80301 (hereinafter referred to as the "Agent"), and Buffalo Capital VI, Ltd., a Colorado corporation, having an address at 7331 S. Meadow Court, Boulder, Colorado 80301 (hereinafter referred to as the "Company").

       This Agreement sets forth the terms and conditions upon which the Agent, for and on behalf of the individual shareholders of the Company listed on Exhibit A and Exhibit B (the "Selling
Shareholders"), is today selling to the Buyers, and the Buyers are today purchasing 4,480,250 shares of the issued and outstanding common stock of the Company, representing approximately 96.98% thereof (hereinafter referred to as the "Shares"). Exhibit A lists the portion of the Shares (a total of 3,991,250 of the Shares) being purchased by Alan J. Setlin, as Agent, and Exhibit B lists the portion of the Shares (a total of 489,000 of the Shares) being purchased by Donald Saunders, as Agent.

       In Consideration of the mutual agreements contained herein, the parties hereby agree as follows:

                        I.  SALE OF THE SHARES

               1.01 Shares being Sold. Subject to the terms and conditions of this Agreement, the Agent is selling, assigning and delivering the Shares to the Buyers at the closing provided for in
Section 1.03 hereof (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

               1.02 Consideration. A total of $150,000 shall be due and payable under the terms of this Agreement, including a total of $135,000 (which is equal to approximately $0.03089 per share) for purchase of the Shares and $15,000 as reimbursement to the Selling Shareholders and the Company for legal fees and other expenses. The sum of $25,000 shall be paid as an earnest money deposit upon execution of this Agreement, of which $15,000 (representing the amount payable to the Company and to the Agent on behalf of the Selling Shareholders as reimbursement for expenses) shall be non-refundable, and $10,000 of which shall be non-refundable in the event that the Agent fully performs under this Agreement and Buyer fails to close the transaction. The balance of $125,000 shall be paid at the Closing, in certified funds, official bank check or wired funds.

               1.03 Closing. The Closing of the transactions provided for in Section 1.04 and 1.05 shall take place at 4750 Table Mesa Drive, Boulder, Colorado 80303 at 10:00 A.M. on December
28, 1998, or at such other date and time as the parties may mutually agree in writing.

               1.04 Delivery by the Agent. At the Closing, the Agent shall deliver to the Buyers (i) certificates representing the Shares, endorsed in blank and otherwise in form acceptable for transfer on the books of the Company, with all necessary transfer tax stamps attached, and (ii) all contracts, books and records of the Company not previously delivered.

               1.05    Delivery by the Buyer.  At the Closing the
Buyers shall deliver to the Agent the balance of the payment provided for in Section 1.02 hereof.

                       II.  RELATED TRANSACTIONS.

               2.01 Finder. Agent and Buyers acknowledge that there were no finders with respect to the transaction contemplated herein.

               2.02    Expenses of the Transaction.  As specified in
Section 1.02 hereof, Buyers shall reimburse the Company and the Agent on behalf of the Selling Shareholders for legal fees and other expenses incurred in completing the transaction described herein, in the amount of Fifteen Thousand Dollars ($15,000), as a condition precedent to completion of the transaction. Except as specifically provided for herein, each party is responsible for paying all expenses of the transaction incurred by it, including but not limited to filing fees, legal fees, accounting fees, printing expenses, certificate engraving fees and transfer agent fees.

               2.03 Resignations. At the Closing, all of the current directors and officers of the Company shall deliver their resignations after having elected all designees of the Buyers.

               2.04    Cancellation of Outstanding Warrants.      At
or prior to Closing, the Company shall have taken any and all steps which may be necessary or appropriate in order to cancel all previously issued and outstanding Class A and Class B Warrants.

               2.05    Standstill Agreements.     The Company shall
have received an executed Standstill Agreement, substantially in the form attached hereto as Exhibit C, from current shareholders of the Company holding not less than 204,000 shares of common stock in the Company immediately following completion of the transaction.

               2.06 Purpose of Transaction. Buyers are purchasing the Shares in anticipation of the completion of a business combination transaction between the Company and one of several merger or acquisition candidates. Accordingly, as soon as reasonably practical (estimated to be no more than 120 days) after the Closing, a business combination transaction shall be completed pursuant to which the Company shall attempt to either acquire all of the issued and outstanding stock, or certain assets of, such a merger or acquisition candidate. Although Buyers have several candidates which it believes are suitable to close such a business combination transaction, there can be no assurance that such a transaction will be consummated at all. Following completion of the business combination transaction, the Company, either directly or through its a wholly-owned subsidiary, will then have a total of not more than 10,000,000 shares of common stock issued and outstanding.


           III.  REPRESENTATIONS AND WARRANTIES BY THE AGENT.

       The Agent hereby represents and warrants for and on behalf of the Selling Shareholders as follows:

               3.01    Organization, Capitalization, etc.

                      (a)    The Company is a corporation duly
organized, validly existing, and in good standing under the laws of the State of Colorado, and is qualified in no other state.

                      (b)    The authorized capital stock of the
Company consists of 100,000,000 shares of common stock of which 4,620,000 shares are validly issued and outstanding, fully paid and non-assessable, and 10,000,000 shares of preferred stock, of which no shares are issued and outstanding. All of the shares owned by the Selling Shareholders are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. The Agent has the unqualified right to sell, assign, and deliver the Shares for and on behalf of the Selling Shareholders, and, upon consummation of the transactions contemplated by this Agreement, the Buyers will acquire good and valid title to the Shares, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. There are no outstanding options or other agreements of any nature whatsoever relating to the issuance by the Company of any shares of its capital stock.

                      (c) The Shareholder list dated July 28, 1998, which is attached hereto as Exhibit C, was prepared by Corporate
Stock Transfer, Inc., the Transfer Agent of the Company, and is a true and correct copy of the current list of shareholders of the Company as of the date of execution of this Agreement and accurately reflects which of the presently issued and outstanding shares of common stock of the Company constitute free trading shares and which constitute restricted securities, as that term is defined in Rule 144 under the Securities Act of 1933.

                      (d) The request, filed with NASD Regulation by J. Alexander Securities, Inc., pursuant to NASD Rule 6740 and Rule 15c2-11 under the Securities Exchange Act of 1934, for clearance for unpriced quotations of the Company's common stock on the OTC Bulletin Board, was approved on October 16, 1998, and the Company's common stock is currently approved to trade on the OTC Bulletin Board under the symbol "BUFJ."

               3.02 Authority; No Violation. The execution and delivery of this Agreement by the Company and by the Agent on behalf of the Selling Shareholders, and the consummation by them of the transactions contemplated hereby have been duly authorized.
Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or any of the Selling Shareholders is a party or by which the Company or any of the Selling Shareholders is bound.

               3.03 Financial Statements. The Agent has delivered to the Buyers audited financial statements of the Company for the period ending December 31, 1997, as well as unaudited condensed financial statements as of and for the periods ending June 30 and September 30, 1998. Such financial statements are true and correct, and a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of the Company as of the date thereof. The audited financial statements were prepared in accordance with generally accepted principals of accounting applied on a consistent basis, and the unaudited condensed financial statements contain all adjustments (consisting of normal recurring items) which are, in the opinion of Company, necessary for a fair representation of the interim period presented. The Company, prior to the Closing, may transfer any and all current assets reflected on the books of the Company at September 30, 1998.

               3.04 Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

               3.05 Undisclosed Liabilities. Except to the extent listed in Schedule 3.05 attached hereto, or reflected or reserved against in the September 30, 1998, balance sheet of the Company provided to the Buyers pursuant to Section 3.03 hereof, the Company, as of the date hereof, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Agent does not know or have any reasonable ground to know of any basis for the assertion against the Company of any liability or obligation of any nature or in any amount not fully reflected or reserved against in the September 30, 1998, balance sheet or Schedule 3.05 attached hereto.

               3.06 Absence of Certain Changes. The Company has not since September 30, 1998, and as of the Closing will not have:

                      (a) Suffered any material adverse change in financial condition, assets, liabilities, business, or prospects;

                      (b) Incurred any additional obligations or liabilities (whether absolute, accrued, contingent, or otherwise) which it either has not previously satisfied or will not satisfy at or before Closing;

                      (c) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Company's September 30, 1998 balance sheet or liabilities incurred since September 30, 1998, and listed on
Schedule 3.05 hereto;

                      (d) Declared, paid, or set aside for payment to its stockholders any dividend or other distribution in respect of its capital stock or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such action; or

                      (e) Made any material change in any method of accounting or accounting practice.

               3.07 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of the Company or the Agent, threatened against the Company, and neither the Company nor the Agent know or have any reason to know of any basis for any such action, proceedings, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the Company that may materially and adversely affect such business, assets or prospects.

               3.08 Disclosure. The Agent has disclosed to the Buyers all facts material to the assets, prospects, and business of the Company. No representation or warranty by the Agent contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyers pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Company with proper information as to the Company and its affairs.

               3.09 SEC Filings. The Company has filed on a timely basis all reports required to be filed with the Securities and Exchange Commission.

           IV.  REPRESENTATIONS AND WARRANTIES BY THE BUYER.

       The Buyers hereby represent and warrant as follows:

               4.01 Authority; No Violation. The execution and delivery of this Agreement by the Buyers, as agent for the ultimate purchasers, and the consummation by the Buyers of the transactions contemplated hereby, as agent for the ultimate purchasers, have been duly authorized. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of Colorado or California law, or the law of any other state.

               4.02 Representations Regarding the Acquisition of the Shares.

                      (a)    THE UNDERSIGNED BUYERS
UNDERSTAND THAT THE SHARES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES AGENCIES;

                      (b)    The Buyers understand the speculative
nature and risks of investments associated with the Company and confirm on behalf of the ultimate purchasers, by execution of this Agreement, that the Shares are suitable and consistent with the investment program of the ultimate purchasers and that the financial position of the ultimate purchasers enables them to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

                      (c) Neither the Company, the Agent, nor the Selling Shareholders is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyers or the ultimate purchasers subsequent to the completion of the transaction described herein, and Buyers are solely responsible for determining the status, in their hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

                      (d) The Buyers have had the opportunity to ask questions of the Company and the Agent and receive additional information from the Company and the Agent to the extent that the Company and the Agent possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyers have been given: (1) All material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the Agent and the appropriate executive officers of the Company.

            V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

               5.01    Survival of Representations.  All
representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

               5.02 Indemnification by Agent. The Agent hereby agrees to indemnify the Buyers and hold them harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by the Buyers resulting from a breach of any agreement, representation, or warranty of the Agent by or on behalf of the Selling Shareholders, including, but not limited to, any undisclosed liabilities or obligations of the Company, whether known by Agent or not, as described in Section 3.05 of this Agreement. Assertion by the Buyers of their right to indemnification under this Section 5.02 shall not preclude the assertion by the Buyers of any other rights or the seeking of any other remedies against the Agent.

               5.03 Indemnification by Buyers. The Buyers agree to indemnify the Agent, the Selling Shareholders and the Company, and hold them harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by the Agent, the Selling Shareholders or the Company resulting from a breach of any agreement, representation, or warranty of the Buyers contained herein.




                 VI.  ADDITIONAL CONDITIONS TO CLOSING

               6.01 Obligation of Buyers to Close. Buyers shall not be obligated to close this transaction unless:

                      (a) Buyers are satisfied with the condition of the Company following a due diligence review of the books, records, business and affairs of the Company. The Company agrees to provide Buyers and their agents complete access to all of the Company's books, records and personnel for purposes of enabling Buyers to conduct their investigation.

                      (b) There are no material liabilities on the books of the Company, other than as disclosed in the Company's financial statements for September 30, 1998, or Schedule 3.05 hereto, and there are no undisclosed or contingent liabilities.

                      (c)    There have been no changes in the
Company's business or capitalization between the date of signing this Agreement and the date of Closing, other than as required herein.

                      (d) The Company has completed and filed all documentation, reports, schedules and other information necessary to bring the Company into compliance with the rules and regulations of the Securities and Exchange Commission under the Securities
Exchange Act of 1934, including, but not limited to, a notice to shareholders regarding the proposed change in directors as required by Rule 14f-1.

                      (e) The current officers and directors of the Company shall have tendered their resignations effective as of the date of Closing, and the current directors shall have appointed persons designated by Buyers as successor members of the Board of Directors to fill the vacancies created by the resignation of the current directors.

                      (f)    The Company has obtained executed
Standstill Agreements substantially in the form attached hereto as Exhibit D from current shareholders of the Company owning not less than 204,000 shares of the Company's common stock following completion of the stock purchase transaction described herein.

               6.02 Agent's Obligation to Close. Agent shall not be obligated to close this transaction unless:

                      (a) Following a due diligence review of the books, records, business and affairs of the Buyers and their proposed business plan, Agent is satisfied with the condition of the Buyers and of their plan for completion of a business combination transaction involving the Company in accordance with Section 2.05 hereof.

                      (b)    The Buyers shall have cooperated with
the Company and provided any and all information which the Company deems necessary or appropriate for purposes of preparation and filing of the notice to shareholders required by Rule 14f-1 under the Securities Exchange Act of 1934.

                          VII.  MISCELLANEOUS

               7.01    Expenses.  Except to the extent described in
Section 1.02 hereof, each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

               7.02 Further Assurances. From time to time, at the request of the Buyers and without further consideration, the Agent, shall execute and transfer such documents and take such action as the Buyers may reasonably request in order to effectively consummate the transactions herein contemplated.

               7.03 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

               7.04    Prior Agreements; Amendments.  This
Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

               7.05 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

               7.06 Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

               7.07 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the Agent:

       Grant W. Peck
       7331 S. Meadow Court
       Boulder, Colorado 80301

If to the Buyers:

       c/o Thomas K. Russell
       30 Sembrado
       Rancho Santa Margarita, CA 92688-92714

               7.08 Agent. The Agent shall have full authority to execute all documents and receive funds on behalf of the Selling Shareholders, and the Selling Shareholders have each authorized
Agent to act on their behalf in connection with the disbursement of the monies set forth above and direct the Buyer to issue its check and deliver said funds to Agent.

               7.09 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

               7.10    Counterparts.  This Agreement may be
executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Agent, the Buyers and the Company on the date first above written to be effective as of December 1, 1998.


 BUYERS:                                    AGENT:


___________________                        ________________
Alan J. Setlin                             Grant W. Peck


_______________________________            COMPANY:
Donald Saunders                            Buffalo Capital VI, Ltd.
                                           By: _________________
                                           Grant W. Peck, President

                               EXHIBIT A
                                  TO
                       STOCK PURCHASE AGREEMENT
                        Dated December 28, 1998

Name of Selling                            Number of Restricted
Shareholder                                   Shares Sold
Bergen, Lori                                      600<F1>
Bergen, Bobbette                                  600<F1>
Bergen, Gary David                                600<F1>
Bergen, Harold R.                                 600<F1>
Bergen, John                                      600<F1>
Brown, Michelle L.                                600<F1>
Burke, John                                       600<F1>
Cooper, Henry C. III                              300<F1>
Deitler, Scott                                    300<F1>
Frascona, Oliver E.                               600<F1>
Goodman, Jonathan A.                              600<F1>
Greenstein, Gregg A.                              600<F1>
Herrera, Judy                                     600<F1>
Jackson, Frank                                     37,500
Joiner, Gary                                    1,282,850
Joiner, Karen M.                                  600<F1>
Joiner, Karen M. as custodian for
       Matthew C. Joiner                          600<F1>
Joiner, Karen M. as custodian for
       Scott B. Joiner                            600<F1>
Joiner, Karen M. as custodian for
       Kaila M. Joiner                            600<F1>
Joiner, Karen M. as custodian for
       Alicia M. Joiner                           600<F1>
Lauffenburger, Jerome P.                          600<F1>
Laurentz, Mitzi Logan                             600<F1>
Logan, Darrell                                    600<F1>
Lorang, Barbara and Michael                       600<F1>
Pante, Dana A.                                    600<F1>
Peck, Dee - Dee as Custodian,
       UTMA for Christopher Peck                  600<F1>
Peck, Dee - Dee as Custodian,
       UTMA for Julianna Peck                     600<F1>
Peck, Dee - Dee as Custodian,
       UTMA for Micheal Peck                      600<F1>
Peck, Grant W.                                  1,282,050
Peck, Ryan                                        600<F1>
Peck, Scott                                       600<F1>
Peddie, Richard Byron                             600<F1>
Post, Cheryl Logan                                600<F1>
Price, Roger A.                                   600<F1>
Sessions, Donald L.                               600<F1>
Sessions, Donald L., Jr.                          600<F1>
Sessions, Dean F.                               1,282,850
Sessions, Lois R.                                 600<F1>
Sessions, Patsy                                   600<F1>
Sessions, Robert K.                               600<F1>
Sessions, Tanna J.                                600<F1>
Snyder, Jan                                       600<F1>
Snyder, Harold                                    600<F1>
Stearns, John                                      37,500
Stearns, Martha                                   600<F1>
Stearns, Richard                                   37,500
Stengel, Dennis                                   600<F1>

<F1>These shareholders were not part of the initial transaction, and originally owned 32,000 shares. When the deal was renegotiated so that the number of shares retained by the initial shareholders was reduced from 250,000 to 134,750, we agreed to reduce the shareholdings of these people from 32,000 to 8,000. Substantially all of the certificates have been collected, although they were never sent to Tom Russell.

/TABLE

                               EXHIBIT B
                                  TO
                       STOCK PURCHASE AGREEMENT
                        Dated December 28, 1998


Name of Selling                            Number of Free Trading
Shareholder                                   Shares Sold
Belinski, Allen                                     1,000
Bergen, Bobbette                                      250
Bergen, Gary Jr.                                      250
Bergen, John                                          250
Boschert, David                                     1,000
Burke, Jon                                          1,000
DiSalvo, Mark                                     407,000
Frascona, Oliver                                   34,500
Garza, Luis                                         1,000
Goodman, Jon                                       24,000
Greenstein, Gregg                                  16,500
Hess, George                                          500
Hirscht, Vladimir                                   1,000
Jackson, Frank                                        750
Lewis, Scott                                          750
Price, Roger                                        1,000
Schneider, Martin                                   1,000
Snyder, Harold                                        250
Stearns, Richard                                      750
Stearns, John                                         750
Stengel, Dennis                                     1,000
Troyer, Dave                                          500
Vasquez, Allen                                      1,000

                               EXHIBIT C
                                  TO
                       STOCK PURCHASE AGREEMENT
                        Dated December 28, 1998

                          STANDSTILL AGREEMENT


       THIS STANDSTILL AGREEMENT (the "Agreement") is made and entered into this 28th day of December, 1998, by and among Buffalo Capital VI, Ltd., a Colorado corporation (the
"Company"), ____________________ ("Shareholder"), and Alan J.
Setlin ("Purchaser").

       WHEREAS, certain selling shareholders of the Company have entered into a Stock Purchase Agreement dated on or about December
9, 1998, (to which this form of Agreement is attached as an Exhibit), pursuant to which the selling shareholders have agreed to sell a total of 4,370,000 shares of the Company's issued and outstanding stock to Purchaser or its assigns; and

       WHEREAS, Purchaser or its assigns are purchasing shares of the Company from the Shareholder and from certain other shareholders of the Company under the terms of the Stock Purchase
Agreement in anticipation of the completion of a merger or acquisition transaction between the Company, 6PC's and a Mac and Premier
Ecom, Inc.; and

       WHEREAS, following closing under the Stock Purchase
Agreement, Shareholder shall be the owner of _______ shares of the Company's issued and outstanding common stock (the "Shares"); and

       WHEREAS, as a condition precedent to closing under the Stock Purchase Agreement, Purchaser has required Shareholder and certain other shareholders of the Company to agree to certain restrictions on the public resale of their remaining shares for a period of time and the Shareholder has agreed to accept the resale restrictions proposed by Purchaser.

       NOW THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants and promises hereinafter set forth, it is agreed as follows:

       1.       No Sales of Shares Prior to June 30, 1999.
Shareholder hereby agrees that prior to June 30, 1999, none of the Shares may be sold or transferred in any transaction other than a "private placement" transaction, following which the Shares are "restricted securities" in the hands of the purchaser or transferee thereof. Shareholder further acknowledges and agrees that any such purchaser or transferee of the Shares shall take the Shares subject to the terms of this Agreement.

       2. Legend on Share Certificate. Shareholder hereby (i) agrees to the placement of a legend on the face of all certificates representing the Shares that states: "The Shares represented by this certificate are subject to restrictions on transferability prior to June 30, 2000, to the extent set forth in a Standstill Agreement dated December 28, 1998;" and (ii) authorizes the Company and any stock transfer agent of the Company to refuse to process any transfer in violation of this Agreement and to place a legend comparable to the legend specified above on any new or replacement certificates representing any of the Shares.

       3. Limitations on Sales After June 30, 1999. During each calendar month beginning with the month of July, 1999, and continuing through and including the month of June, 2000, Shareholder shall be permitted, but shall not be required, to effect a public sale or distribution of a minimum of not less than _______
Shares (representing one-twelfth of the total number of Shares subject to the terms of this Standstill Agreement), free and clear of any restrictions imposed hereby. The maximum number of Shares which the Shareholder shall be permitted to publicly sell or distribute in any calendar month during the period from July 1, 1999, through and including June 30, 2000, shall be a cumulative total determined by multiplying the minimum number of Shares available for resale during each calendar month, as specified herein, by the total number of full months, or portions thereof, which have elapsed since July 1, 1999, and subtracting therefrom, the total number of Shares previously sold by the Shareholder in accordance with the provisions of this paragraph
3. No resale restrictions other than those imposed by Rule 144 under the Securities Act of 1933, if any, shall be applicable to any public sale or distribution of Shares by the Shareholder at any time on or after June 30, 2000.

       4. No Restriction on Private Sales. Nothing contained herein shall restrict Shareholder from making a private sale or transfer of all or any portion of the Shares at any time after the date of execution of this Standstill Agreement, provided that the Shares do not become freely saleable by the Shareholder's transferees, or any subsequent transferees, as a result of such transaction, and provided further, that such transferees take the Shares subject to the terms of this Standstill Agreement and execute and deliver to the Company and to Purchaser an agreement to be bound by all of the provisions of this Standstill Agreement to the same extent as the Shareholder.

       5. Binding Effect. This Agreement shall be binding on the parties hereto, their respective successors and representatives.

       6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

       IN WITNESS WHEREOF, the parties have signed this Agreement the day and year first above written.


Shareholder:                               Purchaser:
__________________________          __________________________
                                           Alan J. Setlin

The Company
Buffalo Capital VI, Ltd.


By:___________________________